                            PAINEWEBBER SERIES TRUST
                          1285 Avenue of the Americas
                            New York, New York 10019

PaineWebber Series Trust ("Fund") is a professionally managed, open-end investment company that offers the nine series of shares ("Portfolios") listed below. All the Portfolios except Global Income Portfolio are diversified, and each has its own investment objective and policies. Shares of each Portfolio are offered only to insurance company separate accounts that fund certain variable contracts ("Contracts"). Advisory and administrative services are provided to the Fund by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"), and certain Portfolios, as indicated below, have sub-advisers ("Sub-Advisers").

  * MONEY MARKET PORTFOLIO seeks maximum current income consistent with liquidity and conservation of capital. This Portfolio invests in high grade money market instruments and repurchase agreements secured by such instruments. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government. While the Portfolio seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will be able to do so.

  * HIGH GRADE FIXED INCOME PORTFOLIO primarily seeks current income consistent with the preservation of capital and secondarily seeks capital appreciation. This Portfolio invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and high quality corporate debt securities and mortgage-backed and asset-backed securities of private issuers.

  * STRATEGIC FIXED INCOME PORTFOLIO seeks total return consisting of capital appreciation and income. This Portfolio invests primarily in fixed income securities of varying maturities with a dollar-weighted average portfolio duration between three and eight years. Pacific Investment Management Company serves as Sub-Adviser to this Portfolio.

  * GLOBAL INCOME PORTFOLIO primarily seeks high current income and secondarily seeks capital appreciation. This Portfolio invests principally in high quality debt securities of foreign and U.S. issuers.

  * BALANCED PORTFOLIO seeks high total return with low volatility. This Portfolio invests primarily in a combination of equity securities, investment grade debt obligations and money market instruments, based on Mitchell Hutchins' assessment of the optimal allocation of the Portfolio's assets.

  * GROWTH AND INCOME PORTFOLIO seeks current income and capital growth. This Portfolio invests primarily in dividend-paying equity securities believed by Mitchell Hutchins to have the potential for rapid earnings growth.

  * GROWTH PORTFOLIO seeks long-term capital appreciation. This Portfolio invests primarily in equity securities of companies that, in the judgment of Mitchell Hutchins, have substantial potential for capital growth.

  * AGGRESSIVE GROWTH PORTFOLIO seeks to maximize long-term capital appreciation. This Portfolio invests primarily in the common stocks of U.S. companies. Nicholas-Applegate Capital Management serves as Sub-Adviser to this Portfolio.

  * GLOBAL GROWTH PORTFOLIO seeks long-term capital appreciation. This Portfolio invests primarily in common stocks of companies based in the United States, Europe, Japan and the Pacific Basin. GE Investment Management Incorporated serves as Sub-Adviser to this Portfolio.

This Prospectus concisely sets forth information about the Fund that a prospective investor should know before investing. Investors are advised to read this Prospectus and the applicable Contract prospectus and retain them for future reference. A Statement of Additional Information dated May 1, 1997 (which is incorporated by reference herein) has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained without charge and further inquiries can be made by contacting the Fund or your PaineWebber investment executive or by calling toll free 1-800-986-0088.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  The date of this Prospectus is May 1, 1997.

                                      PW 1

                               TABLE OF CONTENTS

                                                                           PAGE
Financial Highlights...................................................... PW  3
Investment Objectives and Policies........................................ PW 12
Description of Securities, Investment Techniques and Related Risks........ PW 17
Purchases, Redemptions and Exchanges...................................... PW 28
Dividends, Other Distributions and Federal Income Tax..................... PW 28
Valuation of Shares....................................................... PW 29
Management................................................................ PW 30
General Information....................................................... PW 33

                                      PW 2

                             FINANCIAL HIGHLIGHTS

The tables below provide data and ratios for one share of each Portfolio during the periods shown. This information is supplemented by the financial statements, accompanying notes and the report of Ernst & Young LLP, independent auditors, which appear in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 1996, and are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the information in the tables appearing below relating to each of the five years in the period ended December 31, 1996, have been audited by Ernst & Young LLP. Further information about the performance of each Portfolio is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-986-0088. The information appearing below for periods prior to the year ended December 31, 1992 also has been audited by Ernst & Young LLP, whose reports thereon were unqualified.

The financial highlights information pertains to the Portfolios and does not reflect charges related to the separate accounts that fund the Contracts. You should refer to the appropriate separate account prospectus for additional information regarding such charges.

                                                       MONEY MARKET PORTFOLIO
                          ------------------------------------------------------------------------------------------
                                                                                                          FOR THE
                                                                                                           PERIOD
                                                                                                           MAY 4,
                                            FOR THE YEARS ENDED DECEMBER 31,                              1987+ TO
                          ----------------------------------------------------------------------------  DECEMBER 31,
                           1996     1995     1994     1993     1992     1991     1990    1989    1988       1987
                          -------  -------  -------  -------  -------  -------  ------  ------  ------  ------------
Net asset value,
 beginning
 of period..............  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $ 1.00  $ 1.00  $ 1.00     $ 1.00
                          -------  -------  -------  -------  -------  -------  ------  ------  ------     ------
Net investment income...     0.04     0.05     0.03     0.02     0.03     0.05    0.05    0.08    0.06       0.03
                          -------  -------  -------  -------  -------  -------  ------  ------  ------     ------
Dividends from net
 investment income......    (0.04)  (0.05)    (0.03)   (0.02)   (0.03)   (0.05)  (0.05)  (0.08)  (0.06)     (0.03)
                          -------  -------  -------  -------  -------  -------  ------  ------  ------     ------
Net asset value, end of
 period.................  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $ 1.00  $ 1.00  $ 1.00     $ 1.00
                          =======  =======  =======  =======  =======  =======  ======  ======  ======     ======
Total investment return
 (1)....................     4.32%    5.22%    3.43%    2.45%    3.00%    5.00%   5.00%   8.00%   6.00%      3.40%
                          =======  =======  =======  =======  =======  =======  ======  ======  ======     ======
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's).........  $12,287  $21,974  $25,042  $15,468  $19,383  $20,249  $8,720  $4,367  $3,278     $2,974
Expenses to average net
 assets**...............     1.17%    0.79%    0.88%    0.86%    0.81%    1.00%   2.02%   1.55%   1.56%      1.54%*
Net investment income to
 average net assets**...     4.27%    5.23%    3.56%    2.43%    3.13%    4.92%   6.13%   7.62%   5.74%      5.40%*

-------
 * Annualized
** During certain periods presented above, Mitchell Hutchins agreed to reimburse the Portfolio for a portion of its operating expenses and waived all or a portion of its advisory fee. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income to average net assets would have been 2.04% and 6.11%, 2.17% and 6.99%, 2.36% and 4.94%, and
   4.60% and 2.34%, respectively, for the years ending December 31, 1990, 1989 and 1988 and for the period ended December 31, 1987.
 + Commencement of operations
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment returns for periods of less than one year have not been annualized.

                                     PW 3

                                               HIGH GRADE FIXED INCOME
                                                      PORTFOLIO
                                         ---------------------------------------
                                            FOR THE YEARS
                                                ENDED
                                             DECEMBER 31,
                                         ----------------------
                                                                  FOR THE PERIOD
                                                                   NOVEMBER 8,
                                                                     1993+ TO
                                                                   DECEMBER 31,
                                          1996    1995    1994         1993
                                         ------  ------  ------   --------------
Net asset value, beginning of period...  $ 9.49  $ 8.71  $ 9.61       $10.00
                                         ------  ------  ------       ------
Net investment income (loss)...........    1.04    0.56    0.26         0.02
Net realized and unrealized gains
 (losses) from investments.............   (0.91)   0.79   (0.89)       (0.39)
                                         ------  ------  ------       ------
Total income (loss) from investment
 operations............................    0.13    1.35   (0.63)       (0.37)
                                         ------  ------  ------       ------
Dividends from net investment income...   (0.52)  (0.57)  (0.27)       (0.02)
Distributions from net realized gains
 from investments......................     --      --      --           --
                                         ------  ------  ------       ------
Total dividends and distributions......   (0.52)  (0.57)  (0.27)       (0.02)
                                         ------  ------  ------       ------
Net asset value, end of period.........  $ 9.10  $ 9.49  $ 8.71       $ 9.61
                                         ======  ======  ======       ======
Total investment return (1)............    1.41%  15.44%  (6.56)%      (3.73)%
                                         ======  ======  ======       ======
Ratios/Supplemental Data:
Net assets, end of period (000's)......  $7,902  $9,147  $7,638       $1,480
Expenses to average net assets**.......    1.62%   1.01%   1.56%        0.00%
Net investment income (loss) to average
 net assets**..........................    5.04%   5.56%   4.61%        3.90%*
Portfolio turnover.....................     282%    136%     36%           0%

--------
 * Annualized
** During the period ended December 31, 1993, Mitchell Hutchins agreed to reimburse the Portfolio for all of its operating expenses and waived all of its advisory fees. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income (loss) to average net assets would have been 23.52% and (19.62)%, respectively.
 + Commencement of operations
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year have not been annualized.

                                     PW 4

                                           STRATEGIC FIXED INCOME PORTFOLIO
                          ---------------------------------------------------------------------------
                                                                                           FOR THE
                                                                                            PERIOD
                                                                                           JULY 5,
                                     FOR THE YEARS ENDED DECEMBER 31,                      1989+ TO
                          -------------------------------------------------------------  DECEMBER 31,
                           1996     1995     1994      1993     1992     1991     1990       1989
                          -------  -------  -------   -------  -------  -------  ------  ------------
Net asset value,
 beginning of period....  $ 10.61  $ 10.34  $ 11.93   $ 11.58  $ 11.61  $ 10.49  $10.17     $10.00
                          -------  -------  -------   -------  -------  -------  ------     ------
Net investment income...     1.40     0.88     0.85      0.87     0.74     0.47    0.45       0.10
Net realized and
 unrealized gains
 (losses) from
 investments............    (1.01)    1.03    (1.49)     0.48     0.05     1.12    0.32       0.17
                          -------  -------  -------   -------  -------  -------  ------     ------
Total income (loss) from
 investment operations..     0.39     1.91    (0.64)     1.35     0.79     1.59    0.77       0.27
                          -------  -------  -------   -------  -------  -------  ------     ------
Dividends from net
 investment income......    (0.70)   (0.88)   (0.85)    (0.87)   (0.74)   (0.47)  (0.45)     (0.10)
Distributions from net
 realized gains from
 investments............    (0.09)   (0.76)   (0.10)    (0.13)   (0.08)     --      --         --
                          -------  -------  -------   -------  -------  -------  ------     ------
Total dividends and
 distributions..........    (0.79)   (1.64)   (0.95)    (1.00)   (0.82)   (0.47)  (0.45)     (0.10)
                          -------  -------  -------   -------  -------  -------  ------     ------
Net asset value, end of
 period.................  $ 10.21  $ 10.61  $ 10.34   $ 11.93  $ 11.58  $ 11.61  $10.49     $10.17
                          =======  =======  =======   =======  =======  =======  ======     ======
Total investment return
 (1)....................     3.79%   18.51%   (5.34)%   11.66%    6.76%   15.17%   7.58%      2.70%
                          =======  =======  =======   =======  =======  =======  ======     ======
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's).........  $10,689  $13,741  $17,020   $22,354  $24,103  $15,690  $5,192     $1,294
Expenses to average net
 assets**...............     1.52%    0.99%    0.89%     0.79%    0.76%    1.25%   1.55%      1.55%*
Net investment income to
 average
 net assets**...........     5.88%    6.35%    6.64%     6.13%    6.59%    6.43%   6.80%      6.17%*
Portfolio turnover......      317%     234%      54%        8%      23%       1%     66%         0%

--------
 * Annualized
** During certain periods presented above, Mitchell Hutchins agreed to reimburse the Portfolio for a portion of its operating expenses and waived all or a portion of its advisory fee. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income (loss) to average net assets would have been 1.28% and 6.40%, 3.14% and 5.20% and 13.87% and (6.15)%, respectively, for the years ending December 31, 1991 and 1990, and for the period ended December 31, 1989.
 + Commencement of operations
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment returns for periods of less than one year have not been annualized.

                                     PW 5

                                                    GLOBAL INCOME PORTFOLIO
                          ------------------------------------------------------------------------------------
                                                                                                    FOR THE
                                                                                                     PERIOD
                                                                                                     MAY 1,
                                         FOR THE YEARS ENDED DECEMBER 31,                           1988+ TO
                          ----------------------------------------------------------------------  DECEMBER 31,
                           1996     1995     1994      1993     1992     1991     1990     1989       1988
                          -------  -------  -------   -------  -------  -------  -------  ------  ------------
Net asset value,
 beginning of period....  $ 11.20  $ 10.88  $ 11.72   $ 11.17  $ 11.65  $ 11.16  $ 10.19  $10.67     $10.00
                          -------  -------  -------   -------  -------  -------  -------  ------     ------
Net investment income
 (loss).................     0.87    (0.05)    0.97      0.96     0.80     0.75     0.52    0.94       0.28
Net realized and
 unrealized gains
 (losses) from
 investments............    (0.13)    1.52    (1.60)     0.90    (0.65)    0.40     1.00   (0.22)      0.39
                          -------  -------  -------   -------  -------  -------  -------  ------     ------
Total income (loss) from
 investment operations..     0.74     1.47    (0.63)     1.86     0.15     1.15     1.52    0.72       0.67
                          -------  -------  -------   -------  -------  -------  -------  ------     ------
Dividends from net
 investment income......    (0.79)   (1.15)   (0.21)    (0.94)   (0.56)   (0.65)   (0.52)  (1.06)       --
Distributions in excess
 of net investment
 income.................      --       --       --      (0.16)     --       --       --      --         --
Distributions from net
 realized gains on
 investments............    (0.01)     --       --      (0.21)   (0.07)   (0.01)   (0.03)  (0.14)       --
                          -------  -------  -------   -------  -------  -------  -------  ------     ------
Total dividends and
 distributions..........    (0.80)   (1.15)   (0.21)    (1.31)   (0.63)   (0.66)   (0.55)  (1.20)       --
                          -------  -------  -------   -------  -------  -------  -------  ------     ------
Net asset value, end of
 period.................  $ 11.14  $ 11.20  $ 10.88   $ 11.72  $ 11.17  $ 11.65  $ 11.16  $10.19     $10.67
                          =======  =======  =======   =======  =======  =======  =======  ======     ======
Total investment return
 (1)....................     6.62%   13.58%   (5.56)%   16.65%    1.29%   10.30%   14.92%   6.80%      6.70%
                          =======  =======  =======   =======  =======  =======  =======  ======     ======
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's).........  $24,436  $35,700  $52,688   $64,610  $63,172  $51,988  $30,778  $7,425     $7,298
Expenses to average net
 assets**...............     1.56%    1.19%    1.17%     0.98%    1.07%    1.20%    1.72%   1.86%      1.86%*
Net investment income to
 average net assets**...     6.56%    7.21%    7.23%     7.47%    7.20%    7.59%    8.64%   9.00%      6.35%*
Portfolio turnover .....      134%     160%      97%       69%      75%      14%     110%     32%       136%

--------
 * Annualized
** During certain periods presented above, Mitchell Hutchins agreed to reimburse the Portfolio for a portion of its operating expenses and waived all or a portion of its advisory fee. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income to average net assets would have been 1.75% and 8.61%, 2.59% and 8.27% and 3.30% and 4.91%, respectively, for the years ended December 31, 1990 and 1989, and for the period ended December 31, 1988.
 + Commencement of operations
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment returns for periods of less than one year have not been annualized.

                                     PW 6

                                                      BALANCED PORTFOLIO*
                          -------------------------------------------------------------------------------------
                                                                                                     FOR THE
                                                                                                      PERIOD
                                                                                                     JUNE 1,
                                         FOR THE YEARS ENDED DECEMBER 31,                            1988+ TO
                          -----------------------------------------------------------------------  DECEMBER 31,
                           1996     1995     1994      1993     1992     1991     1990     1989        1988
                          -------  -------  -------   -------  -------  -------  -------  -------  ------------
Net asset value,
 beginning
 of period..............  $ 10.70  $ 9.54   $ 11.95   $ 11.63  $ 11.39  $  9.99  $ 10.37  $ 10.54    $ 10.00
                          -------  -------  -------   -------  -------  -------  -------  -------    -------
Net investment income...     0.57     0.35     0.30      0.33     0.35     0.47     0.65     0.66       0.28
Net realized and
 unrealized gains
 (losses) from
 investments............     1.21     1.88    (1.44)     1.48     0.24     1.40    (0.38)    0.52       0.26
                          -------  -------  -------   -------  -------  -------  -------  -------    -------
Total income (loss) from
 investment operations..     1.78     2.23    (1.14)     1.81     0.59     1.87     0.27     1.18       0.54
                          -------  -------  -------   -------  -------  -------  -------  -------    -------
Dividends from net
 investment income......    (0.28)   (0.35)   (0.30)    (0.33)   (0.35)   (0.47)   (0.65)   (0.94)       --
Distributions from net
 realized gains on
 investments............    (1.25)   (0.72)   (0.97)    (1.16)     --       --       --     (0.41)       --
                          -------  -------  -------   -------  -------  -------  -------  -------    -------
Total dividends and
 distributions..........    (1.53)   (1.07)   (1.27)    (1.49)   (0.35)   (0.47)   (0.65)   (1.35)       --
                          -------  -------  -------   -------  -------  -------  -------  -------    -------
Net asset value, end of
 period.................  $ 10.95  $ 10.70  $  9.54   $ 11.95  $ 11.63  $ 11.39  $  9.99  $ 10.37    $ 10.54
                          =======  =======  =======   =======  =======  =======  =======  =======    =======
Total investment return
 (1)....................    16.82%   23.27%   (9.59)%   15.76%    5.18%   18.73%    2.63%   11.10%      5.40%
                          =======  =======  =======   =======  =======  =======  =======  =======    =======
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's).........  $29,224  $23,413  $23,263   $33,367  $38,583  $33,327  $25,681  $26,851    $22,845
Expenses to average net
 assets***..............     1.24%    1.09%    1.03%     0.95%    0.93%    0.94%    1.48%    1.25%      1.24%**
Net investment income to
 average net assets***..     2.29%    2.88%    2.30%     2.27%    3.11%    4.64%    5.71%    6.54%      6.11%**
Portfolio turnover......      235%     171%     112%       60%      31%     101%     169%     230%        70%
Average commission rate
 paid (2)...............  $0.0616      --       --        --       --       --       --       --         --

-------
 * Prior to January 26, 1996, Balanced Portfolio was known as Asset Allocation Portfolio.
** Annualized
*** During certain periods presented above, Mitchell Hutchins agreed to reimburse the Balanced Portfolio for a portion of its operating expenses and waived all or a portion of its advisory fee. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income to average net assets would have been 1.50% and 5.69%, 1.39% and 6.40% and 1.44% and 5.91%, respectively, for the years ending December 31, 1990 and 1989 and for the period ended December 31, 1988.
 + Commencement of operations
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and capital gain distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year have not been annualized.
(2) Effective for fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

                                     PW 7

                                    GROWTH AND INCOME PORTFOLIO
                          --------------------------------------------------------
                                FOR THE YEARS ENDED                FOR THE PERIOD
                                   DECEMBER 31,                   JANUARY 2, 1992+
                          -------------------------------------   TO DECEMBER 31,
                           1996      1995      1994      1993           1992
                          -------   -------   -------   -------   ----------------
Net asset value,
 beginning of period....  $ 11.83   $  9.16   $  9.87   $ 10.26       $ 10.00
                          -------   -------   -------   -------       -------
Net investment income...     0.13      0.10      0.10      0.16          0.08
Net realized and
 unrealized gains
 (losses) from
 investments............     2.46      2.70     (0.71)    (0.39)         0.26
                          -------   -------   -------   -------       -------
Total income (loss) from
 investment operations..     2.59      2.80     (0.61)    (0.23)         0.34
                          -------   -------   -------   -------       -------
Dividends from net
 investment income......    (0.06)    (0.10)    (0.10)    (0.16)        (0.08)
Distributions from net
 realized gains from
 investments............    (2.09)    (0.03)      --        --            --
                          -------   -------   -------   -------       -------
Total dividends and
 distributions..........    (2.15)    (0.13)    (0.10)    (0.16)        (0.08)
                          -------   -------   -------   -------       -------
Net asset value, end of
 period.................  $ 12.27   $ 11.83   $  9.16   $  9.87       $ 10.26
                          =======   =======   =======   =======       =======
Total investment return
 (1)....................    22.12 %   30.52 %   (6.18)%   (2.26)%        3.40 %
                          =======   =======   =======   =======       =======
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's).........  $14,520   $14,797   $12,872   $16,281       $20,037
Expenses to average net
 assets.................     1.58 %    1.37 %    1.35 %    1.12 %        1.29 %*
Net investment income to
 average net assets.....     0.49 %    0.94 %    1.06 %    1.37 %        1.21 %*
Portfolio turnover......       99 %     134 %     150 %      52 %          14 %
Average commission rate
 paid (2)...............  $0.0598       --        --        --            --

--------
* Annualized
+ Commencement of operations
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year have not been annualized.
(2) Effective for fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

                                     PW 8

                                                           GROWTH PORTFOLIO
                          ----------------------------------------------------------------------------------------------
                                                                                                              FOR THE
                                                                                                               PERIOD
                                                                                                               MAY 4,
                                            FOR THE YEARS ENDED DECEMBER 31,                                  1987+ TO
                          --------------------------------------------------------------------------------  DECEMBER 31,
                           1996      1995     1994      1993     1992     1991     1990      1989    1988       1987
                          -------   -------  -------   -------  -------  -------  -------   ------  ------  ------------
Net asset value,
 beginning
 of period..............   $17.57   $ 14.56  $ 18.06   $ 15.68  $ 14.92  $ 10.57  $ 11.66   $10.38  $ 8.76     $10.00
                          -------   -------  -------   -------  -------  -------  -------   ------  ------     ------
Net investment income
 (loss).................    (0.06)     0.04     0.01      0.00     0.11     0.10     0.14     0.09    0.21       0.09
Net realized and
 unrealized gains
 (losses) from
 investments............     3.29      4.68    (2.13)     3.08     0.76     4.35    (1.09)    3.90    1.41      (1.24)
                          -------   -------  -------   -------  -------  -------  -------   ------  ------     ------
Total income (loss) from
 investment operations..     3.23      4.72    (2.12)     3.08     0.87     4.45    (0.95)    3.99    1.62      (1.15)
                          -------   -------  -------   -------  -------  -------  -------   ------  ------     ------
Dividends from net
 investment income......      --      (0.08)   (0.01)      --     (0.11)   (0.10)   (0.14)   (0.30)    --       (0.09)
Distributions from net
 realized gains from
 investments............    (3.32)    (1.63)   (1.37)    (0.70)     --       --       --     (2.41)    --         --
                          -------   -------  -------   -------  -------  -------  -------   ------  ------     ------
Total dividends and
 distributions..........    (3.32)    (1.71)   (1.38)    (0.70)   (0.11)   (0.10)   (0.14)   (2.71)    --       (0.09)
                          -------   -------  -------   -------  -------  -------  -------   ------  ------     ------
Net asset value, end of
 period.................   $17.48   $ 17.57  $ 14.56   $ 18.06  $ 15.68  $ 14.92  $ 10.57   $11.66  $10.38     $ 8.76
                          =======   =======  =======   =======  =======  =======  =======   ======  ======     ======
Total investment
 return (1).............    18.70%    32.50%  (11.65)%   19.61%    5.83%   42.10%   (8.15)%  38.44%  18.49%    (11.52)%
                          =======   =======  =======   =======  =======  =======  =======   ======  ======     ======
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's).........  $36,357   $42,784  $39,135   $51,696  $46,479  $37,470  $12,283   $4,264  $  802     $3,891
Expenses to average net
 assets**...............     1.14%     1.02%    1.00%     0.92%    0.94%    1.13%    1.85%    1.76%   1.80%      1.79%*
Net investment income
 (loss) to average net
 assets**...............    (0.29)%    0.23%    0.04%     0.00%    0.78%    1.07%    1.90%    1.53%   0.63%      3.00%*
Portfolio turnover......       53%       41%      27%       35%      29%      28%      35%      68%    190%         2%
Average commission rate
 paid (2)...............  $0.0600       --       --        --       --       --       --       --      --         --

--------
 * Annualized
** During certain periods presented above, Mitchell Hutchins agreed to reimburse the Portfolio for a portion of its operating expenses and waived all or a portion of its advisory fee. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income (loss) to average net assets would have been 1.91% and 1.84%, 3.61% and (0.31)%, 3.58% and
   (1.15)%, and 5.44% and (0.64)%, respectively, for the years ending December 31, 1990, 1989 and 1988 and for the period ended December 31, 1987.
 + Commencement of operations
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment returns for periods of less than one year have not been annualized.
(2) Effective for fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

                                     PW 9

                                               AGGRESSIVE GROWTH
                                                   PORTFOLIO
                                     -------------------------------------------
                                          FOR THE YEARS
                                              ENDED
                                          DECEMBER 31,
                                     --------------------------
                                                                  FOR THE PERIOD
                                                                   NOVEMBER 2,
                                                                     1993+ TO
                                                                   DECEMBER 31,
                                      1996      1995     1994          1993
                                     -------   -------  -------   --------------
Net asset value, beginning of
 period............................  $ 11.34   $  9.65  $  9.95       $10.00
                                     -------   -------  -------       ------
Net investment income (loss).......    (0.10)     0.03     0.01         0.01
Net realized and unrealized gains
 (losses) from investments.........     2.93      2.00    (0.30)       (0.05)
                                     -------   -------  -------       ------
Total income (loss) from investment
 operations........................     2.83      2.03    (0.29)       (0.04)
                                     -------   -------  -------       ------
Dividends from net investment
 income............................      --      (0.02)   (0.01)       (0.01)
Distributions from net realized
 gains from investments............    (1.08)    (0.32)     --           --
                                     -------   -------  -------       ------
Total dividends and distributions..    (1.08)    (0.34)   (0.01)       (0.01)
                                     -------   -------  -------       ------
Net asset value, end of period.....  $ 13.09   $ 11.34  $  9.65       $ 9.95
                                     =======   =======  =======       ======
Total investment return (1)........    25.23%    21.04%   (2.90)%      (0.36)%
                                     =======   =======  =======       ======
Ratios/Supplemental Data:
Net assets, end of period (000's)..  $19,167   $17,660  $13,600       $2,814
Expenses to average net assets**...     1.52%     1.29%    1.59%        0.00%
Net investment income (loss) to
 average net assets**..............    (0.74)%    0.23%    0.07%        3.31%*
Portfolio turnover.................      115%      119%      90%           0%
Average commission rate paid (2)...  $0.0593       --       --           --

--------
 * Annualized
** During the period ended December 31, 1993, Mitchell Hutchins agreed to reimburse the Portfolio for all of its operating expenses and waived all of its advisory fees. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income (loss) to average net assets would have been 12.28% and (8.97)%, respectively.
 + Commencement of operations
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year have not been annualized.
(2) Effective for fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

                                     PW 10

                                                       GLOBAL GROWTH PORTFOLIO
                          ----------------------------------------------------------------------------------------------
                                                                                                              FOR THE
                                                                                                               PERIOD
                                                                                                               MAY 4,
                                            FOR THE YEARS ENDED DECEMBER 31,                                  1987+ TO
                          --------------------------------------------------------------------------------  DECEMBER 31,
                           1996     1995      1994      1993     1992      1991     1990     1989    1988       1987
                          -------  -------   -------   -------  -------   -------  -------  ------  ------  ------------
Net asset value,
 beginning
 of period..............  $ 12.00  $ 12.44   $ 14.97   $ 11.10  $ 12.06   $ 11.76  $ 11.43  $10.49  $ 8.35     $10.00
                          -------  -------   -------   -------  -------   -------  -------  ------  ------     ------
Net investment income
 (loss).................     0.14     0.01     (0.03)     0.03     0.10      0.23     0.19    0.07    0.07       0.05
Net realized and
 unrealized gains
 (losses) from
 investments............     1.68    (0.45)    (1.76)     4.42    (1.01)     0.35     0.67    1.94    2.07      (1.59)
                          -------  -------   -------   -------  -------   -------  -------  ------  ------     ------
Total income (loss) from
 investment operations..     1.82    (0.44)    (1.79)     4.45    (0.91)     0.58     0.86    2.01    2.14      (1.54)
                          -------  -------   -------   -------  -------   -------  -------  ------  ------     ------
Dividends from net
 investment income......    (0.08)     --      (0.01)      --     (0.05)    (0.23)   (0.19)  (0.07)    --       (0.05)
Excess of net investment
 income.................      --       --        --        --       --        --       --    (0.19)    --         --
Distributions from net
 realized gains from
 investments............      --       --      (0.73)    (0.58)     --      (0.05)   (0.34)  (0.81)    --       (0.06)
                          -------  -------   -------   -------  -------   -------  -------  ------  ------     ------
Total dividends and
 distributions..........    (0.08)    0.00     (0.74)    (0.58)   (0.05)    (0.28)   (0.53)  (1.07)    --       (0.11)
                          -------  -------   -------   -------  -------   -------  -------  ------  ------     ------
Net asset value, end of
 period.................  $ 13.74  $ 12.00   $ 12.44   $ 14.97  $ 11.10   $ 12.06  $ 11.76  $11.43  $10.49     $ 8.35
                          =======  =======   =======   =======  =======   =======  =======  ======  ======     ======
Total investment
 return (1).............    15.14%   (3.54)%  (11.94)%   40.02%   (7.55)%    4.93%    7.53%  19.18%  25.63%    (15.42)%
                          =======  =======   =======   =======  =======   =======  =======  ======  ======     ======
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's).........  $25,701  $28,507   $40,493   $38,035  $21,493   $24,308  $16,149  $3,806  $3,250     $3,135
Expenses to average net
 assets**...............     1.10%    1.96%     1.48%     1.40%    1.46%     1.53%    2.07%   2.10%   2.08%      2.10%*
Net investment income
 (loss) to average
 net assets**...........     0.46%    0.10%    (0.13)%    0.38%    0.82%     2.12%    3.29%   0.71%   0.68%      1.09%*
Portfolio turnover......       44%     157%      175%      267%     127%       89%     120%    201%     33%         5%
Average commission rate
 paid (2)...............  $0.0110      --        --        --       --        --       --      --      --         --

--------
 * Annualized
** During certain periods presented above, Mitchell Hutchins agreed to reimburse the Portfolio for a portion of its operating expenses and waived all or a portion of its advisory fee. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income (loss) to average net assets would have been 2.19% and 3.17%, 4.35% and (1.54)%, 4.55% and
   (1.79)% and 4.87% and (1.68)%, respectively, for the years ended December 31, 1990, 1989, and 1988 and for the period ended December 31, 1987.
 + Commencement of operations
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment returns for periods of less than one year have not been annualized.
(2) Effective for fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

                                     PW 11

                       INVESTMENT OBJECTIVES AND POLICIES

The Fund is a professionally managed mutual fund that offers nine Portfolios. Each Portfolio represents a segregated, separately managed portfolio of securities with its own investment objective, as set forth on page PW 1, and its own investment policies, which are summarized on page PW 1 and set forth in more detail below. There can be no assurance that any Portfolio's investment objective will be met. Global Income Portfolio is managed as a non-diversified investment company; the other Portfolios are all managed as diversified investment companies.

Shares of each Portfolio are offered only to insurance company separate accounts that fund the Contracts. An insurance company separate account's interest is limited to the Portfolio(s) in which the separate account invests. Separate accounts may purchase or redeem shares at net asset value without any sales or redemption charge. Fees and charges imposed by the separate account, however, will affect the actual return to the holder of a Contract. A separate account may also impose certain restrictions or limitations on the allocation of purchase payments or Contract value to one or more Portfolios, and not all Portfolios may be available in connection with a particular Contract. Prospective investors should consult the applicable Contract prospectus for information regarding fees and expenses of the Contract and separate account and any applicable restrictions or limitations.

Shares of all the Portfolios are offered to the separate account of PaineWebber Life Insurance Company. Shares of the Portfolios other than High Grade Fixed Income Portfolio and Aggressive Growth Portfolio also are offered to the separate accounts of American Republic Insurance Company and American Benefit Life Insurance Company, and shares of any or all of the Portfolios may be offered to the separate accounts of other unaffiliated insurance companies ("shared funding"). Shares of the Portfolios may serve as the underlying investments for both annuity and life insurance Contracts ("mixed funding"). Due to differences in tax treatment or other considerations, the interests of various Contract owners might at some time be in conflict. The Fund currently does not foresee any such conflict. However, the Fund's board of trustees intends to monitor events to identify any material irreconcilable conflict that may arise and to determine what action, if any, should be taken in response to such conflict. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw its investments in one or more Portfolios. This might force a Portfolio to sell securities at disadvantageous prices.

MONEY MARKET PORTFOLIO invests in high grade money market instruments, with remaining maturities of 13 months or less, and repurchase agreements secured by such instruments and maintains a dollar-weighted average portfolio maturity of 90 days or less. These instruments include (1) U.S. government securities (which may or may not be backed by the full faith and credit of the United States), (2) obligations (including certificates of deposit, bankers' acceptances, time deposits maturing in seven days or less and similar obligations) of U.S. and foreign banks having total assets in excess of $1.5 billion at the time of purchase, (3) interest-bearing savings deposits in U.S. commercial and savings banks having total assets of $1.5 billion or less, provided that the principal amounts at each such bank are fully insured by the Federal Deposit Insurance Corporation and the aggregate amount of such deposits (plus interest earned) does not exceed 5% of the Portfolio's asset value and
(4) commercial paper and other short-term corporate obligations of U.S. and foreign issuers, including variable and floating rate securities and participation interests. Participation interests are pro rata interests in securities held by others. The Portfolio may purchase only U.S. dollar-denominated obligations of foreign issuers.

The commercial paper and other short-term corporate obligations purchased by Money Market Portfolio consist only of obligations that Mitchell Hutchins determines, pursuant to procedures adopted by the Fund's board of trustees, present minimal credit risks and are either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs"), (2) rated in the highest short-term rating category by a single NRSRO if

                                     PW 12
only that NRSRO has assigned the obligations a short-term rating or (3) unrated, but determined by Mitchell Hutchins to be of comparable quality ("First Tier Securities"). Money Market Portfolio generally may invest no more than 5% of its total assets in the securities of a single issuer (other than securities issued by the U.S. government, its agencies or instrumentalities).

HIGH GRADE FIXED INCOME PORTFOLIO invests in U.S. government securities, which include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies or instrumentalities, including mortgage-backed securities. The Portfolio may also invest in corporate debt securities, including corporate bonds, debentures and non-convertible fixed income preferred stocks, and may invest in mortgage- and asset-backed securities of private issuers. The corporate debt securities in which the Portfolio may invest consist primarily of debt securities that are, at the time of purchase, rated within one of the two highest grades assigned by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Moody's Investors Service Inc. ("Moody's"), except that the Portfolio may invest up to 35% of its total assets in investment grade debt securities that are rated at the time of purchase lower than the two highest grades assigned by S&P or Moody's. The Portfolio may invest in debt securities that are assigned comparable ratings by another NRSRO and may invest in unrated debt securities that Mitchell Hutchins determines are of comparable quality to rated securities in which the Portfolio may invest. The Portfolio may invest up to 15% of its total assets in U.S. dollar-denominated bonds sold in the United States by foreign issuers if the securities are traded on recognized U.S. exchanges or in the U.S. over-the-counter ("OTC") market. The Portfolio will not invest more than 25% of its total assets in mortgage- and asset-backed securities of private issuers. No more than 55% of the total assets of the Portfolio may be represented by U.S. Treasury obligations to assure the Portfolio's compliance with the diversification requirements imposed by the Internal Revenue Code on segregated asset accounts used to fund variable annuity contracts. Mitchell Hutchins will seek to vary the average maturity of the Portfolio's securities depending on its perception of future interest rate movements, so that the average maturity will be shortened when Mitchell Hutchins believes that interest rates may rise and will be lengthened when Mitchell Hutchins anticipates a decline in interest rates.

STRATEGIC FIXED INCOME PORTFOLIO invests in a portfolio of fixed income securities of varying maturities with a dollar-weighted average portfolio duration between three and eight years. Portfolio holdings are invested in areas of the bond market (based on quality, sector, coupon or maturity) that its Sub-Adviser, Pacific Investment Management Company ("PIMCO"), believes to be relatively undervalued. Under normal circumstances, the Portfolio invests at least 65% of its total assets in fixed income securities, which include obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, corporate and other debt obligations, convertible securities, mortgage- and asset-backed securities, obligations of foreign governments or their subdivisions, agencies or instrumentalities, obligations of supranational and quasi-governmental entities, commercial paper, certificates of deposit, money market instruments, foreign currency exchange-related securities and loan participations and assignments. The Portfolio may invest up to 35% of its total assets in privately issued mortgage-related securities. All of the securities purchased for the Portfolio are investment grade, except that the Portfolio may invest up to 20% of its total assets in securities rated below investment grade, but rated at least B by S&P or Moody's, assigned a comparable rating by another NRSRO or, if unrated, determined by the Sub-Adviser to be of comparable quality. Securities rated below investment grade are commonly known as "junk bonds." The Portfolio may invest up to 20% of its total assets in a combination of U.S. dollar-denominated debt of any foreign issuer, Yankee bonds, Eurodollar bonds and debt securities denominated in foreign currencies, except that not more than 10% of the Portfolio's total assets shall be invested in debt securities denominated in foreign currencies. Yankee bonds are U.S. dollar-denominated obligations of foreign issuers and Eurodollar bonds are U.S. dollar-denominated obligations of issuers that are held outside the United States, primarily in Europe.


                                     PW 13

GLOBAL INCOME PORTFOLIO invests principally in high quality debt securities of foreign and U.S. issuers. Debt securities are considered high quality if they are assigned one of S&P's or Moody's two highest ratings. The Portfolio may invest in debt securities that are assigned comparable ratings by another NRSRO and may invest in unrated debt securities that Mitchell Hutchins determines are of comparable quality to rated securities in which the Portfolio may invest. Normally, at least 65% of the Portfolio's total assets are invested in high quality debt securities, denominated in foreign currencies or U.S. dollars, that are issued or guaranteed by foreign and U.S. governments or their agencies, instrumentalities or political subdivisions or by supranational organizations such as the International Bank for Reconstruction and Development ("World Bank"), or that are issued by foreign and U.S. companies, banks and bank holding companies. Such issuers will be located in at least five of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Africa, Spain, Sweden, Switzerland, Thailand, the United Kingdom and the United States. No more than 20% of the Portfolio's total assets will be invested in securities of issuers located in any one country, except that the Portfolio may invest up to 35% of its total assets in securities of issuers located in any one of the following countries:
Australia, Canada, France, Germany, Japan and the United Kingdom. There is no limit on the amount of assets that may be invested in securities of U.S. issuers. Mitchell Hutchins expects that normally more than 50% of the Portfolio's total assets will be invested in U.S. and foreign government securities in order to minimize credit risk and to capitalize on opportunities that historically have been presented by, and are perceived to exist today with respect to, such instruments. Up to 35% of the Portfolio's total assets may be invested in debt securities rated below the two highest grades assigned by a NRSRO. Within this 35% limitation, the Portfolio must invest in debt securities rated at least investment grade, except that the Portfolio may invest up to 20% of its total assets in sovereign debt securities rated below investment grade but no lower than BB by S&P or Ba by Moody's or, in the case of such securities assigned a commercial paper rating, no lower than B by S&P. Mitchell Hutchins will purchase securities rated below investment grade for the Portfolio only when it concludes that the anticipated return to the Portfolio on such investment warrants exposure to the additional level of risk. Securities rated below investment grade are commonly known as "junk bonds." Fundamental economic strength, credit quality and currency and interest rate trends are the principal determinants of the various country, geographic and industry sector weightings within the Portfolio. Up to 5% of the Portfolio's total assets may be invested in debt securities convertible into equity, although the Portfolio currently does not expect to convert such securities into equity or hold them as equity upon conversion under normal circumstances.

Global Income Portfolio is "non-diversified," as that term is defined in the Investment Company Act of 1940 ("1940 Act"), but intends to continue to qualify as a "regulated investment company" for federal income tax purposes. This means, in general, that more than 5% of the Portfolio's total assets may be invested in the securities of one issuer (including a foreign government), but only if, at the close of each quarter of the Portfolio's taxable year the aggregate amount of such holdings does not exceed 50% of the value of its total assets, and no more than 25% of the value of its total assets is invested in the securities of a single issuer. To the extent that the Portfolio at times may hold the securities of a smaller number of issuers than if it were "diversified" (as defined in the 1940 Act), the Portfolio will at such times be subject to greater risk with respect to its portfolio securities than a fund that invests in a broader range of securities, because changes in the financial condition or market assessments of a single issuer may cause greater fluctuations in the Portfolio's total return and the net asset value of its shares.

BALANCED PORTFOLIO invests primarily in a combination of equity securities, investment grade debt obligations and money market instruments, based on Mitchell Hutchins' assessment of the optimal allocation of the Portfolio's assets. The Portfolio seeks to maintain a dollar-weighted average maturity for its fixed income investments (comprised of debt securities and money market

                                     PW 14
instruments) of three to ten years. Under normal conditions, at least 25% of the Portfolio's assets are invested in debt obligations, including money market instruments. Mitchell Hutchins believes that capital market returns reflect the consensus expectations for key economic variables, such as interest rates, profit growth and inflation, and that superior performance can be obtained by reallocating assets from time to time before changes in the consensus outlook have been fully discounted by the market. To implement this strategy, Mitchell Hutchins regularly surveys market participants and generates a consensus forecast of economic variables affecting returns on equity, fixed income and money market investments. Mitchell Hutchins then applies fundamental valuation techniques to the consensus data to determine what it believes is the optimal asset allocation for the Portfolio. Portfolio managers specializing in each asset class then select specific securities for their allocated portions of the portfolio. Mitchell Hutchins regularly monitors market outlooks and changes asset allocations when there are significant changes in expected returns.

Equity Securities. In selecting equity securities for the Portfolio, Mitchell Hutchins follows a disciplined methodology under which stocks from a universe of small to large capitalization companies are ranked utilizing quantitative measures of value, earnings and price momentum in the context of Mitchell Hutchins' economic forecast. Stocks are selected for the Portfolio based on fundamental analysis of the highest ranking stocks.

Debt Securities. The Portfolio's investments in debt securities are based on analyses of maturity structure and risk structure (comparing yields on U.S. Treasury securities to yields on riskier types of debt securities). The Portfolio may invest in a broad range of investment grade bonds, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities, and other fixed income securities. The maturity of a mortgage-backed security is deemed to be its effective life (i.e., the average time in which it is expected that the principal amount of the security will be repaid), as estimated by Mitchell Hutchins based upon scheduled principal amortization and an anticipated rate of principal prepayments, which, in turn, is based upon past prepayment patterns, prevailing interest rates and other factors. The effective life of a mortgage-backed security generally is substantially shorter than its stated maturity.

The Portfolio also may invest in convertible securities rated below investment grade but rated at least B by S&P or Moody's, comparably rated by another NRSRO or, if unrated, determined by Mitchell Hutchins to be of comparable quality, provided that the Portfolio will not do so if, as a result, more than 10% of its total assets will be invested in non-investment grade convertible securities. Securities rated below investment grade are commonly known as "junk bonds."

Money Market Instruments. The Portfolio may invest in high grade money market instruments, which are debt securities with maturities of 13 months or less. Such instruments will be chosen by Mitchell Hutchins based on its judgment of their utility in furthering the Portfolio's investment objective. For a more detailed description of the money market instruments in which the Portfolio invests, see the Statement of Additional Information.

The Portfolio may invest in U.S. dollar-denominated securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. OTC market.

GROWTH AND INCOME PORTFOLIO, under normal circumstances, invests at least 65% of its total assets in dividend-paying equity securities (common and preferred stocks) believed by Mitchell Hutchins to have the potential for rapid earnings growth. In managing the Portfolio, Mitchell Hutchins follows a disciplined methodology under which stocks from a universe of small to large capitalization companies are ranked utilizing quantitative measures of value, earnings and price momentum in the context of Mitchell Hutchins' economic forecast. Stocks are selected for the Portfolio based on fundamental analysis of the highest ranking stocks. The Portfolio may invest up to 35% of its total assets in equity securities not meeting the above criteria, as well as convertible securities, U.S.

                                     PW 15
government securities, investment grade corporate debt securities and money market securities. The Portfolio is permitted to invest up to 10% of its total assets in convertible securities rated below investment grade but no lower than B by S&P or Moody's, comparably rated by another NRSRO or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Securities rated below investment grade are commonly known as "junk bonds." The Portfolio will invest in instruments other than equity securities when, in the opinion of Mitchell Hutchins, their projected total return is equal to or greater than that of equity securities or when such holdings might reduce the volatility of its portfolio. The Portfolio may invest up to 25% of its total assets in U.S. dollar-denominated securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. OTC market.

Over the past 65 years, the total return of equity investments, as measured by the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), has exceeded the inflation rate, as measured by the Consumer Price Index, as well as total return on long-term Treasury bonds, long-term corporate bonds and short-term Treasury bills. However, year-to-year fluctuations in each of these indices and instruments have been significant, and total return for the S&P 500 for some periods has been negative. There can be no assurance that this trend will continue, and the Portfolio's performance may be better or worse than that of the S&P 500.

GROWTH PORTFOLIO invests primarily in equity securities (common and preferred stocks and securities convertible into common or preferred stocks) issued by companies that, in the judgment of Mitchell Hutchins, have substantial potential for capital growth. In selecting equity securities for investment by the Portfolio, Mitchell Hutchins considers all of those factors it believes affect potential for capital appreciation, including an issuer's current and projected revenues, earnings, cash flow and assets, as well as general market conditions in relevant industries. Under normal circumstances, at least 65% of the Portfolio's total assets is invested in equity securities. For potential capital appreciation (when, for instance, Mitchell Hutchins anticipates that market interest rates may decline or credit factors or ratings affecting particular issues may improve), the Portfolio's investment policies also permit investment of up to 35% of the Portfolio's total assets in investment grade debt securities. The Portfolio's investments in equity securities may include investments of up to 10% of its total assets in convertible debt securities that are rated below investment grade but no lower than B by S&P or Moody's, comparably rated by another NRSRO or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Securities rated below investment grade are commonly known as "junk bonds." Consistent with its investment objective, the Portfolio may also invest up to 25% of its total assets in U.S. dollar-denominated securities of foreign issuers if the securities are traded on recognized U.S. exchanges or in the U.S. OTC market.

AGGRESSIVE GROWTH PORTFOLIO invests primarily in common stocks of U.S. companies the assets and stock prices of which are expected by the Portfolio's Sub-Adviser, Nicholas-Applegate Capital Management ("Nicholas-Applegate"), to grow faster than the average rate of companies in the S&P 500. Companies in which the Portfolio invests are diversified over a cross-section of industries and may be growth companies, cyclical companies or companies believed to be undergoing a basic change in operations or markets that, in the opinion of Nicholas-Applegate, would result in a significant improvement in earnings. The securities of such companies may be subject to more volatile market movements than securities of larger, more established companies. The Portfolio is not restricted to investments in companies of any particular size.

Under normal market conditions, Aggressive Growth Portfolio invests at least 75% of its total assets in common stocks. The Portfolio may invest up to 25% of its total assets in preferred and convertible securities issued by similar growth companies, investment grade corporate debt securities, and securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

In making decisions with respect to common stocks for Aggressive Growth Portfolio, Nicholas-Applegate uses a proprietary investment methodology that consists of investment techniques and

                                     PW 16
processes designed to identify companies with attractive earnings growth potential and to evaluate their investment prospects.

Aggressive Growth Portfolio may invest up to 25% of its total assets in U.S. dollar-denominated securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. OTC market.

GLOBAL GROWTH PORTFOLIO invests primarily in the common stocks of companies based in the United States, Europe, Japan and the Pacific Basin. Under normal conditions, at least 65% of the Portfolio's total assets is invested in common stocks and securities convertible into common stocks. The Portfolio will at all times hold securities of issuers located in at least five countries and will invest no more than 20% of its total assets in issuers located in any single country outside the United States, except that the Portfolio may invest up to 35% of its total assets in issuers located in Japan. The Portfolio's Sub-Adviser, GE Investment Management Incorporated ("GEIM"), seeks to identify companies that have potential for growth and whose value has not been fully recognized by the marketplace. GEIM concentrates primarily on medium to large-size companies that it believes meet this undervalued growth criterion. The Portfolio may also hold other types of securities, including non-convertible investment grade corporate debt securities, government and money market securities of U.S. and foreign issuers, and cash (foreign currencies or U.S. dollars), in such proportions as, in the opinion of GEIM, prevailing market, economic or political conditions warrant.

       DESCRIPTION OF SECURITIES, INVESTMENT TECHNIQUES AND RELATED RISKS

U.S. GOVERNMENT SECURITIES. High Grade Fixed Income Portfolio, Strategic Fixed Income Portfolio, Global Income Portfolio and Balanced Portfolio are authorized to invest a substantial portion of their assets in U.S. government securities, and the other Portfolios may invest in U.S. government securities consistent with their investment objectives. The U.S. government securities in which the Portfolios may invest include direct obligations of the U.S. government (such as Treasury bills, notes and bonds) and obligations issued by U.S. government agencies and instrumentalities, including securities that are backed by the full faith and credit of the U.S. government (such as Government National Mortgage Association ("Ginnie Mae") certificates) and securities that are supported primarily or solely by the creditworthiness of the issuer (such as securities of Fannie Mae (also known as the "Federal National Mortgage Association"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Tennessee Valley Authority). U.S. government securities are considered among the most creditworthy of fixed income investments. Because of this, the yields available from U.S. government securities are generally lower than the yields available from corporate debt securities. Nevertheless, the values of U.S. government securities (like those of fixed income securities generally) will change as interest rates fluctuate.

MORTGAGE- AND ASSET-BACKED SECURITIES. Mortgage- and asset-backed securities are bonds backed by specific types of assets. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. U.S. government mortgage-backed securities are issued or guaranteed as to principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae, Freddie Mac or other government-sponsored entities. Other mortgage-backed securities are sponsored or issued by private entities, including investment banking firms and mortgage originators. The growth of mortgage-backed securities and the secondary mortgage market in which they are traded has helped to keep mortgage money available for home financing.

Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to in this Prospectus as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that

                                     PW 17
investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risks and evaluating them requires special knowledge.

When interest rates go down and homeowners refinance their mortgages, mortgage-backed bonds may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed bonds may be paid off more slowly than originally expected. Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly.

Other asset-backed securities are similar to mortgage-backed securities, except that the underlying assets are different. These underlying assets may be nearly any type of financial asset or receivable, such as motor vehicle installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from credit cards.

The yield characteristics of mortgage- and asset-backed securities differ from those of traditional bonds. Among the major differences are that interest and principal payments are made more frequently (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. Generally, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage- and asset-backed securities may also decrease in value as a result of increases in interest rates and, because of prepayments, may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Portfolio's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the Portfolio purchased the security.

The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Certain classes of CMOs are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government-issued or guaranteed or considered to be of the highest quality, or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances.

Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.

                                     PW 18

During 1994, the value and liquidity of many mortgage-backed securities declined sharply due primarily to increases in interest rates. There can be no assurance that such declines will not recur. The market value of certain mortgage-backed securities, including IO and PO classes of mortgage-backed securities and inverse floating rate securities, can be extremely volatile and these securities may become illiquid. Mitchell Hutchins or the applicable Sub-Adviser seeks to manage each Portfolio's investments in mortgage-backed securities so that the volatility of its portfolio, taken as a whole, is consistent with the Portfolio's investment objective. If market interest rates or other factors that affect the volatility of securities held by a Portfolio change in ways that Mithcell Hutchins or the applicable Sub-Adviser does not anticipate, the Portfolio's ability to meet its investment objective may be reduced.

FOREIGN SECURITIES. Global Growth and Global Income Portfolios invest a substantial portion of their assets in foreign securities, and Strategic Fixed Income Portfolio may invest up to 10% of its assets in securities denominated in foreign currencies. In addition, all Portfolios may invest in U.S. dollar-denominated securities of foreign issuers. Accordingly, an investment in any Portfolio involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks are greater with respect to Global Growth and Global Income Portfolios because a substantially greater portion of their assets may be invested in such securities and because these Portfolios may invest substantially in foreign securities that are denominated in foreign currencies and traded outside the U.S. securities markets. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of Portfolio assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. While the Portfolios generally invest only in securities that are traded on recognized exchanges or in OTC markets, from time to time foreign securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. There may be less publicly available information concerning foreign issuers of securities held by these Portfolios than is available concerning U.S. companies. Transactions in foreign securities may be subject to less efficient settlement practices. Foreign securities trading practices, including those involving securities settlement where Portfolio assets may be released prior to receipt of payment, may expose a Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures differ substantially from those of U.S. courts.

Because foreign securities ordinarily are denominated in currencies other than the U.S. dollar (as are some securities of U.S. issuers), changes in foreign currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by the Portfolio. If the value of a foreign currency rises against the U.S. dollar, the value of a Portfolio's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of a Portfolio's assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, speculation and other economic and political conditions. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets. Any of these factors could adversely affect these Portfolios.

The costs attributable to foreign investing that Global Growth, Global Income and Strategic Fixed Income Portfolios must bear frequently are higher than those attributable to domestic investing. For

                                     PW 19
example, the costs of maintaining custody of securities in foreign countries exceed custodian costs for domestic securities.

Strategic Fixed Income, Global Income and Global Growth Portfolios may invest in securities of issuers located in emerging market countries. The risks of investing in foreign securities may be greater with respect to securities of issuers in, or denominated in the currencies of, emerging market countries. The economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed countries. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Investing in local markets, particularly in emerging market countries, may require these Portfolios to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Portfolios. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

FOREIGN GOVERNMENT SECURITIES. Foreign government securities generally consist of obligations supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the World Bank, the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Union. Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit and general taxing powers. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

FOREIGN BANK AND FOREIGN BRANCH INSTRUMENTS. Money Market Portfolio may invest in obligations of domestic and foreign banks. Global Income Portfolio may invest in these instruments and also in obligations of bank holding companies. The other Portfolios may invest in such securities consistent with their investment objectives and policies. Such investments may involve risks that are different from investments in obligations of U.S. branches of domestic banks. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the securities held by a Portfolio. Additionally, there may be

                                     PW 20
less publicly available information about foreign banks and foreign branches of U.S. banks, as these institutions may not be subject to the same regulatory requirements as domestic banks.

DEBT SECURITIES. All the Portfolios except Money Market Portfolio may invest a substantial portion of their assets in debt securities rated within any one of the four highest grades assigned by S&P or Moody's or assigned a comparable rating by another NRSRO (commonly referred to as "investment grade debt securities"). Debt securities rated Baa by Moody's or BBB by S&P are investment grade, although Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade debt securities. Balanced, Growth and Income and Growth Portfolios may invest in non-investment grade convertible debt securities. Strategic Fixed Income Portfolio may invest in non-investment grade convertible and non-convertible debt securities, and Global Income Portfolio may invest in non-investment grade sovereign debt securities. Debt securities rated below investment grade are deemed by these NRSROs to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposures to adverse conditions. Such securities are commonly referred to as "junk bonds." In the event that, due to the downgrade of one or more debt securities, a Portfolio holds securities rated below investment grade in an amount in excess of the percentage permitted under these investment policies, the Portfolio will engage in an orderly disposition of these securities to the extent necessary to reduce the Portfolio's holdings to the specified percentage. All Portfolios are permitted to purchase debt securities that are not rated by S&P, Moody's or another NRSRO but that Mitchell Hutchins or the applicable Sub-Adviser determines to be of comparable quality to that of rated securities in which such Portfolio may invest. Such securities are included in the computation of any percentage limitations applicable to the comparable rated securities.

The market value of debt securities generally varies inversely with interest rate changes. Ratings of a debt security represent the rating agencies' opinions regarding its quality, are not a guarantee of quality and may be reduced after a Portfolio has acquired the security. Mitchell Hutchins or the applicable Sub-Adviser will consider such an event in determining whether the Portfolio should continue to hold the security but the Portfolio is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in response to subsequent events, so that an issuer's financial condition may be better or worse than the rating indicates.

Lower rated debt securities generally offer a higher current yield than that available from higher grade issues, but they involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

The market for lower rated securities has expanded rapidly in recent years, and its growth has paralleled a long economic expansion. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial

                                     PW 21
portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower rated debt securities generally is thinner and less active than that for higher quality securities, which may limit a Portfolio's ability to sell such securities at fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

During the fiscal year ended December 31, 1996, Strategic Fixed Income Portfolio invested its average annual net assets as follows:

     % OF AVERAGE ANNUAL NET                                    STRATEGIC FIXED
     ASSETS INVESTED IN                                         INCOME PORTFOLIO
     -----------------------                                    ----------------
     Debt Securities rated by S&P or Moody's...................       100%
     Debt Securities not so rated..............................         0%
     Securities rated AAA/Aaa (including cash items)...........        63%
     Securities rated AA/Aa....................................        10%
     Securities rated A/A......................................         0%
     Securities rated BBB/Baa..................................        18%
     Securities rated BB/Ba....................................         9%
     Securities rated B/B......................................         0%
     Securities rated CCC/Caa..................................         0%

It should be noted that this information reflects the average composition of the assets of the Portfolio during the fiscal year ended December 31, 1996, and is not necessarily representative of the Portfolio's assets as of the end of the fiscal year, the current fiscal year or at any time in the future.

DURATION. Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by Mitchell Hutchins or a Sub-Adviser in selection of debt securities for a Portfolio.

Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payments, taking no account of the pattern of the security's payments prior to maturity. Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

Futures contracts (sometimes referred to as "futures"), options and options on futures have durations which in general, are closely related to the durations of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen a Portfolio's duration by approximately the same amount that holding an equivalent amount of the underlying securities would.

Short futures or put option positions have durations roughly equal to the negative durations of the securities that underlie these positions, and have the effect of reducing portfolio duration by

                                     PW 22
approximately the same amount that selling an equivalent amount of the underlying securities would.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, Mitchell Hutchins or the applicable Sub-Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Duration allows Mitchell Hutchins or a Sub-Adviser to make certain predictions as to the effect that changes in the level of interest rates will have on the value of a Portfolio's investments. For example, when the level of interest rates increases by 1%, a fixed income security having a positive duration of three years generally will decrease in value by approximately 3%. Accordingly, if Mitchell Hutchins or the Sub-Adviser calculates the duration of the portfolio as being three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of a Portfolio's investments may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common or preferred stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common or preferred stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

ZERO COUPON AND PAYMENT-IN KIND SECURITIES. High Grade Fixed Income, Strategic Fixed Income, Global Income and Balanced Portfolios may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. Strategic Fixed Income Portfolio also may invest in zero coupon securities of corporate issuers and other securities that are issued with original issue discount ("OID") and payment-in-kind ("PIK") securities. Federal tax law requires that a holder of a security with OID accrue a portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although the investing Portfolio will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have income each year attributable to such securities. Similarly, while PIK securities may pay interest in the form of additional securities rather than cash, that interest must be included in the annual income of Strategic Fixed Income Portfolio.

                                     PW 23

Companies such as the Portfolios, which seek to qualify for pass-through federal income tax treatment as regulated investment companies ("RICs"), must distribute substantially all of their net investment income each year, including non-cash income. Accordingly, each Portfolio will be required to include in its dividends an amount equal to the income attributable to its zero coupon, other OID and PIK securities. Those dividends will be paid from the cash assets of a Portfolio or by liquidation of portfolio securities, if necessary, at a time when the Portfolio otherwise might not have done so. Zero coupon securities usually trade at a substantial discount from their face or par value; PIK securities often trade at a discount from their face or par value. Both zero coupon and PIK securities are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

LENDING OF PORTFOLIO SECURITIES. Each Portfolio is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors that Mitchell Hutchins deems qualified. Lending securities enables a Portfolio to earn additional income, but could result in a loss or delay in recovering the Portfolio's securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Portfolio may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery. In when-issued or delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but a Portfolio would not pay for such securities or start earning interest on them until they are delivered. However, when a Portfolio purchases securities on a when-issued or delayed delivery basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure by a counterparty to deliver a security purchased on a when-issued or delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending on market conditions, a Portfolio's when-issued and delayed-delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which the Portfolio's total assets, including the value of when-issued and delayed-delivery securities held by the Portfolio, exceed its net assets.

REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements. Repurchase agreements are transactions in which a Portfolio purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date or upon demand and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to a Portfolio if the other party to the repurchase agreement becomes insolvent. Each Portfolio intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Fund's board of trustees.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each Portfolio may enter into reverse repurchase agreements with banks and broker-dealers up to an aggregate amount of not more than 5% (10% for Global Income Portfolio and 33 1/3% for Strategic Fixed Income Portfolio) of its total assets. Such agreements involve the sale of securities held by a Portfolio subject to the Portfolio's agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into by Portfolios other than Strategic Fixed Income Portfolio only for temporary purposes. The market value of securities sold under reverse repurchase agreements typically is greater than the proceeds of the sale, and, accordingly, the market value of the securities sold is likely to be greater than the value of the securities in which the Portfolio invests those proceeds. Thus, reverse repurchase agreements involve the risk that the buyer of the securities sold by the Portfolio might be unable to deliver them when the Portfolio seeks to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its

                                     PW 24
trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Strategic Fixed Income Portfolio may enter into dollar rolls, in which the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are repurchased will be of the same type, and will have the same interest rate and maturity, as those sold but generally will be supported by different pools of mortgages with substantially similar prepayment characteristics. The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price.

The dollar rolls and reverse repurchase agreements entered into by Strategic Fixed Income Portfolio normally will be arbitrage transactions in which the Portfolio will invest the proceeds of the dollar roll or reverse repurchase agreement in high quality securities that mature on or before the settlement date on the related dollar roll or reverse repurchase agreement or in repurchase agreements that mature in no more than seven days. Because the Portfolio will invest the proceeds of its borrowings and will earn interest on those investments, these transactions involve leverage. However, because the borrowing proceeds are invested in short-term, high quality debt securities or repurchase agreements, as described above, PIMCO believes that such arbitrage transactions do not present the risks to a Portfolio that are associated with other types of leverage.

Dollar rolls and reverse repurchase agreements are considered to be borrowings and, accordingly, are subject to the respective Portfolio's limitations on borrowings. Strategic Fixed Income Portfolio will not enter into dollar rolls or reverse repurchase agreements, other than in arbitrage transactions as described above, in an aggregate amount in excess of 5% of its total assets. Strategic Fixed Income Portfolio has no present intention to enter into dollar rolls other than in such arbitrage transactions or for temporary or emergency purposes. No other Portfolio will purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

HEDGING AND RELATED STRATEGIES USING DERIVATIVE CONTRACTS. Except for Money Market Portfolio and Aggressive Growth Portfolio, each Portfolio may use derivative contracts such as options (both exchange-traded and OTC) and futures contracts, in strategies intended to enhance income and return and/or reduce the overall risk of its investments (hedge). Strategic Fixed Income, Global Income and Global Growth Portfolios may also use forward currency contracts. Aggressive Growth Portfolio may use options (both exchange-traded and OTC) in strategies intended to reduce the overall risk of its investments (hedge). A Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. The Statement of Additional Information contains further information on these strategies.

Each Portfolio eligible to use hedging and related income and return strategies may write (sell) covered call and put options, buy call and put options on securities in which it is authorized to invest and on stock indexes, sell stock index or interest rate futures contracts and buy put and call options and write covered call options on such futures contracts. Balanced Portfolio may use index options, index futures contracts and options on index futures contracts to increase or reduce its exposure to an asset class. Strategic Fixed Income, Global Income and Global Growth Portfolios each may write covered call options and buy put and call options on foreign currencies, buy or sell foreign currency futures contracts, buy put and call options and write covered call options on such contracts. These

                                     PW 25

Portfolios may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions. For example, when Mitchell Hutchins or the applicable Sub-Adviser anticipates making a currency exchange transaction in connection with the purchase or sale of a security, a Portfolio may enter into a forward currency contract in order to set the exchange rate at which the transaction will be made. A Portfolio also may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of the Portfolio's securities positions denominated in such currency. A Portfolio may use forward contracts in one currency or a basket of currencies to hedge against fluctuations in the value of another currency when Mitchell Hutchins or the applicable Sub-Adviser anticipates that there will be a correlation between the two and may use forward currency contracts to shift a Portfolio's exposure to foreign currency fluctuations from one country to another. The purpose of entering into these contracts is to minimize the risk to a Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies.

High Grade Fixed Income, Strategic Fixed Income and Global Income Portfolios may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, collars and floors, for hedging purposes. For example, a Portfolio may enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios will enter into interest rate protection transactions only with banks and recognized securities dealers believed by Mitchell Hutchins or the Sub-Adviser to present minimal credit risks in accordance with guidelines established by the Fund's board of trustees.

A Portfolio might not employ any of the strategies described above, and there can be no assurance that any strategy used will succeed. If Mitchell Hutchins or a Sub-Adviser incorrectly forecasts interest rates, market values or other economic factors for a Portfolio, the Portfolio would be in a better position had it not hedged at all. The use of these strategies involves certain special risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Portfolios' securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Portfolio to sell a portfolio security at a disadvantageous time, due to the need for the Portfolio to maintain "cover" or to segregate securities in connection with hedging transactions and the possible inability of a Portfolio to close out or to liquidate its hedged position.

DERIVATIVES. Some of the instruments described above may be referred to as "derivatives," because their value depends on (or "derives" from) the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, interest rate protection contracts and similar instruments that may be used in hedging and related strategies. There is only limited consensus as to what constitutes a "derivative" security. However, in Mitchell Hutchins' and the Sub-Advisers' view, derivative securities include "stripped" securities, such as CATS and TIGRs, and specially structured types of mortgage- and asset-backed securities, such as IOs, POs and inverse floaters, and U.S. dollar-denominated securities whose value is linked to foreign currencies. The market value of derivative instruments and securities sometimes is more volatile than that of other investments, and each type of derivative instrument may pose its own special risks. Mitchell Hutchins and the Sub-Advisers take these risks into account in their management of the Portfolios.

ILLIQUID SECURITIES. Each Portfolio may invest up to 10% of its net assets (15% for Strategic Fixed Income and Aggressive Growth Portfolios) in illiquid securities. The term "illiquid securities" for this

                                     PW 26
purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the price at which the Portfolio has valued the securities. Under current guidelines of the staff of the Securities and Exchange Commission ("SEC"), IOs and POs are considered illiquid. However, IO and PO classes of fixed-rate mortgage-backed securities issued by the U.S. government or one of its agencies or instrumentalities will not be considered illiquid if Mitchell Hutchins or the Sub-Adviser has determined that they are liquid pursuant to guidelines established by the Fund's board of trustees. Illiquid securities also are considered to include, among other things, written OTC options, repurchase agreements with maturities in excess of seven days and securities whose disposition is restricted under the federal securities laws (other than "Rule 144A" securities that Mitchell Hutchins or the Sub-Adviser has determined to be liquid under procedures approved by the Fund's board of trustees).

Rule 144A establishes a "safe harbor" from the requirements of the Securities Act of 1933 ("1933 Act"). Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at favorable prices.

A Portfolio may not be able to sell illiquid securities when Mitchell Hutchins or a Sub-Adviser considers it desirable to do so or may have to sell such securities at a price lower than could be obtained if they were more liquid. Also, the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are liquid. Illiquid securities may be more difficult to value due to the unavailability of reliable market quotations for such securities.

ASSIGNMENTS AND PARTICIPATIONS. Strategic Fixed Income Portfolio may invest up to 5% of its net assets in participations in, or assignments of, all or a portion of secured or unsecured fixed or floating rate loans arranged through private negotiations between a borrowing corporation and one or more financial institutions.

PORTFOLIO TURNOVER. Portfolio turnover rates may vary greatly from year to year and will not be a limiting factor when Mitchell Hutchins or a Sub-Adviser deems portfolio changes appropriate. A higher turnover rate may involve correspondingly greater transaction costs, which will be borne directly by the affected Portfolio and may increase the potential for short-term capital gains.

OTHER INFORMATION. When Mitchell Hutchins or the applicable Sub-Adviser believes unusual circumstances warrant a defensive posture, a Portfolio temporarily may commit all or any portion of its assets to cash, U.S. government securities or money market instruments, including repurchase agreements. Strategic Fixed Income, Global Income and Global Growth Portfolios may hold cash in U.S. dollars or foreign currencies and money market instruments of U.S. or foreign issuers, including instruments backed by the U.S. or foreign governments, their agencies or instrumentalities and repurchase agreements secured thereby. Each Portfolio may borrow money for temporary purposes but not in excess of 10% of its total assets (33 1/3% for Strategic Fixed Income and High Grade Fixed Income Portfolios and 20% for Aggressive Growth Portfolio). Each Portfolio (other than Money Market Portfolio) may engage in short sales of securities "against the box" to defer realization of gains or losses for tax purposes.

Each Portfolio's investment objective and certain investment limitations, as described in the Statement of Additional Information, are fundamental policies that may not be changed without shareholder approval. All other investment policies may be changed by the Fund's board of trustees without shareholder approval.

                                     PW 27

New types of mortgage- and asset-backed securities, derivative securities, hedging instruments and risk management techniques are developed and marketed from time to time. Each Portfolio may invest in these securities and instruments and use these techniques to the extent consistent with its investment objective and limitations and with regulatory and tax considerations.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

Shares of the Portfolios are offered only to the insurance company separate accounts that fund the Contracts. All such shares may be purchased or redeemed by the separate accounts without any sales or redemption charge at net asset value. Proceeds from redemptions of shares in any of the Portfolios will be paid on or before the seventh day following the request for redemption by a Contract holder.

A separate account may exchange shares of one Portfolio for shares of another Portfolio at their relative net asset values per share.

             DIVIDENDS, OTHER DISTRIBUTIONS AND FEDERAL INCOME TAX

DIVIDENDS AND OTHER DISTRIBUTIONS. With the exception of Money Market Portfolio, each Portfolio distributes all of its net investment income as dividends to its shareholders shortly after the close of the Fund's fiscal year on December 31. At the same time, those Portfolios also distribute to their shareholders all of their net short-term capital gain and their net capital gain (the excess of net long-term capital gain over net short-term capital loss) and any net gains from foreign currency transactions. Those Portfolios may make a second distribution of net investment income, net short-term capital gain, net capital gain and net gains from foreign currency transactions if necessary to avoid income tax.

Money Market Portfolio declares as dividends on each Business Day all of its net investment income, payable to shareholders of record as of the close of regular trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m., Eastern time) on the preceding Business Day; those dividends are paid monthly. A "Business Day" is any day, Monday through Friday, on which the NYSE is open for business. Net investment income of the Portfolio consists of accrued interest and earned discount (including both OID and market discount), less amortization of market premium and applicable expenses. Net investment income is calculated and dividends are declared immediately prior to the determination of net asset value per share. The Portfolio generally distributes to its shareholders any net short-term capital gain annually after the end of its fiscal year on December 31 but may make more frequent distributions of that gain if necessary to maintain its net asset value per share at $1.00 or to avoid income tax. The Portfolio does not expect to realize long-term capital gain and thus does not anticipate any distributions of net capital gain.

Dividends and capital gain distributions from a Portfolio are paid in additional shares of that Portfolio at net asset value per share, unless the Fund's transfer agent is instructed otherwise. See the applicable Contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts.

FEDERAL INCOME TAX. Each Portfolio intends to continue to qualify for treatment as a RIC under Subchapter M of the Internal Revenue Code so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net gains from certain foreign currency transactions and net short-term capital gain) and net capital gain that is distributed to its shareholders.

Dividends and other distributions declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have

                                     PW 28
been paid by the Portfolio and received by the shareholders on December 31 of that year if the distributions are paid by the Portfolio during the succeeding January.

Portfolio shares are offered only to insurance company separate accounts that fund the Contracts. Under the Internal Revenue Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable annuity or variable life insurance contracts. See the applicable Contract prospectus for a discussion of the federal income tax status of (1) the separate accounts that purchase and hold shares of the Portfolios and (2) the holders of Contracts funded through those accounts.

Each Portfolio intends to continue to comply with the diversification requirements imposed by section 817(h) of the Internal Revenue Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M, place certain limitations on the assets of each separate account--and, because section 817(h) and those regulations treat the assets of each Portfolio as assets of the related separate account, of each Portfolio-- that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities and securities of other RICs. Failure of a Portfolio to satisfy the section 817(h) requirements would result in taxation of the insurance company issuing the Contracts and treatment of the Contract holders other than as described in the applicable Contract prospectus.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolios and their shareholders; see the Statement of Additional Information for a more detailed discussion. Prospective shareholders are urged to consult their tax advisers.

                              VALUATION OF SHARES

The net asset value of each Portfolio's shares, other than Money Market Portfolio, fluctuates and is determined for all Portfolios as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on each Business Day. Net asset value per share is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets minus all liabilities by the total number of Portfolio shares outstanding. Each Portfolio, other than Money Market Portfolio, values its assets based on the current market value where market quotations are readily available. If such value cannot be established, the assets are valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, unless the board of trustees determines that this does not represent fair value. All investments denominated in foreign currency are valued daily in U.S. dollars on the basis of the then-prevailing exchange rates. It should be recognized that judgment plays a greater role in valuing lower rated debt securities because there is less reliable, objective data available.

Money Market Portfolio uses its best efforts to maintain its net asset value at $1.00 per share. Money Market Portfolio values its portfolio securities using the amortized cost method of valuation, under

                                     PW 29
which market value is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over its remaining life. All cash, receivables and current payables are generally carried at face value. Other assets are valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees.

                                  MANAGEMENT

The Fund's board of trustees, as part of its overall management responsibility, oversees various organizations responsible for each Portfolio's day-to-day management. Mitchell Hutchins, the investment adviser and administrator for each Portfolio, makes and implements all investment decisions and supervises all aspects of the operations of Money Market, High Grade Fixed Income, Global Income, Balanced, Growth and Income and Growth Portfolios. PIMCO, Nicholas-Applegate and GEIM, as Sub-Advisers for Strategic Fixed Income, Aggressive Growth and Global Growth Portfolios, respectively, make and implement all investment decisions for these Portfolios. Mitchell Hutchins supervises the activities of the Sub-Advisers for these Portfolios and supervises all other aspects of these Portfolios' operations.

For advisory and administrative services, the Fund pays Mitchell Hutchins a fee, computed daily and paid monthly, at the annual rates set forth below for each Portfolio. The Portfolios also incur other expenses in their operations and, for the fiscal year ended December 31, 1996, total expenses for each Portfolio, stated as a percentage of average net assets, were as set forth below.

                                                       ANNUAL EXPENSES
                                       ANNUAL RATE     AS A PERCENTAGE
                                     OF ADVISORY FEE       OF EACH
                                     AS A PERCENTAGE     PORTFOLIO'S
                                   OF EACH PORTFOLIO'S     AVERAGE
PORTFOLIO                          AVERAGE NET ASSETS    NET ASSETS
---------                          ------------------- ---------------
Money Market Portfolio                    0.50%             1.17%
High Grade Fixed Income Portfolio         0.50              1.62
Strategic Fixed Income Portfolio          0.50              1.52
Global Income Portfolio                   0.75              1.56
Balanced Portfolio                        0.75              1.24
Growth and Income Portfolio               0.70              1.58
Growth Portfolio                          0.75              1.14
Aggressive Growth Portfolio               0.80              1.52
Global Growth Portfolio                   0.75              1.10

THE FEE OF 0.75% OF AVERAGE NET ASSETS PAID BY BALANCED PORTFOLIO IS HIGHER THAN THAT PAID BY FUNDS WITH SIMILAR INVESTMENT OBJECTIVES AND POLICIES TO THEIR ADVISERS.

In accordance with procedures adopted by the Fund's board of trustees, brokerage transactions for the Portfolios may be conducted through PaineWebber or its affiliates and the Portfolios may pay fees to PaineWebber for its services as lending agent in their portfolio securities lending programs.

Mitchell Hutchins is located at 1285 Avenue of the Americas, New York, New York 10019. It is a wholly owned subsidiary of PaineWebber, which is in turn wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. At March 31, 1997 Mitchell Hutchins was

                                     PW 30
adviser or sub-adviser to 30 investment companies with 65 separate portfolios and aggregate assets of approximately $33 billion.

Mitchell Hutchins (not the Fund) pays PIMCO a fee for its services as sub-adviser for Strategic Fixed Income Portfolio at the annual rate of 0.25% of the portfolio's average daily net assets. PIMCO is located at 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. PIMCO is a subsidiary partnership of PIMCO Advisers L.P. ("PIMCO Advisers"), a publicly held investment advisory firm. A majority interest in PIMCO Advisers is held by PIMCO Partners, G.P. ("PIMCO Partners"), a general partnership between Pacific Financial Asset Management Corporation, an indirect wholly owned subsidiary of Pacific Mutual Life Insurance Company, and PIMCO Partners, L.P., a limited partnership controlled by the PIMCO Managing Directors. As of March 31, 1997, PIMCO had approximately $91.6 billion in assets under management and was adviser or sub-adviser of 44 pooled fund accounts with aggregate assets of approximately $22.9 billion. PIMCO is one of the largest fixed income management firms in the nation. Included among PIMCO's institutional clients are many "Fortune 500" companies.

Mitchell Hutchins (not the Fund) pays GEIM a fee for its services as sub-adviser for Global Growth Portfolio at an annual rate of 0.29% of the Fund's average daily net assets. GEIM is located at 3003 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904-7900 and is a wholly owned subsidiary of General Electric Company. GEIM is a registered investment adviser, and its principal officers and directors serve in similar capacities with respect to General Electric Investment Corporation ("GEIC"), also a registered investment adviser and a wholly owned subsidiary of General Electric Company. GEIM and GEIC provide investment management services to various institutional accounts with total assets exceeding $58 billion as of March 31, 1997.

Mitchell Hutchins (not the Fund) pays Nicholas-Applegate a fee for its services as sub-adviser for Aggressive Growth Portfolio in the amount of 0.50% of the Portfolio's average daily net assets. Nicholas-Applegate is located at 600 West Broadway, 29th Floor, San Diego, California 92101 and is a California limited partnership. Nicholas-Applegate's general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership controlled by Arthur E. Nicholas. He and 15 other partners manage a staff of approximately 350 employees. As of March 31, 1997, Nicholas-Applegate managed a total of approximately $28.7 billion in assets for its client accounts, which include employee benefit plans of corporations, public retirement systems and unions, university endowments and other institutional investors.

William C. Powers, a PIMCO Managing Director, has been primarily responsible for the day-to-day management of Strategic Fixed Income Portfolio since September 1996. Mr. Powers has been associated with PIMCO for more than five years as a senior member of the fixed income portfolio management group.

Stuart Waugh is primarily responsible for the day-to-day management of Global Income Portfolio. Mr. Waugh is a managing director and a portfolio manager of Mitchell Hutchins responsible for global fixed income investments and currency trading. He has held his Global Income Portfolio responsibilities since the Portfolio's inception in May 1988 and has been employed by Mitchell Hutchins as a portfolio manager for more than 5 years.

Mark A. Tincher is primarily responsible for the day-to-day management of the Growth and Income Portfolio. Mr. Tincher is a managing director and chief investment officer of equities of Mitchell Hutchins, responsible for overseeing the management of equity investments. Prior to joining Mitchell Hutchins in March 1995, Mr. Tincher worked for Chase Manhattan Private Bank, where he was vice president and directed the U.S. funds management and equity research area. At Chase since 1988, Mr. Tincher oversaw the management of all Chase equity funds (the Vista Funds and Trust

                                     PW 31

Investment Funds). Mr. Tincher has held his Growth and Income Portfolio responsibilities since April 1995.

Ellen R. Harris is primarily responsible for the day-to-day management of Growth Portfolio. Ms. Harris is a managing director of Mitchell Hutchins. She has held her Growth Portfolio responsibilities since its inception in May 1987 and has been employed by Mitchell Hutchins as a portfolio manager since 1983.

The Systems Driven Internal Research team at Nicholas-Applegate, which is primarily responsible for the day-to-day management of Aggressive Growth Portfolio, has been under the supervision of Arthur E. Nicholas since February 1994. Mr. Nicholas has been the chief investment officer and managing partner of Nicholas-Applegate since its organization in 1984. The Research team at Nicholas-Applegate has held its Aggressive Growth Portfolio responsibilities since the Portfolio's inception in November 1993.

Ralph R. Layman is primarily responsible for the day-to-day management of Global Growth Portfolio. Mr. Layman is a Chartered Financial Analyst and an executive vice president and a senior investment manager of GEIM. From 1989 to 1991, Mr. Layman served as executive vice president, partner and portfolio manager of Northern Capital Management Co., and prior thereto, served as vice president and portfolio manager of Templeton Investment Counsel, Inc., and vice president of the Templeton Emerging Markets Fund. Mr. Layman has held his Global Growth Portfolio responsibilities since March 1995.

T. Kirkham Barneby is responsible for the asset allocation decisions for Balanced Portfolio. Mr. Barneby is a managing director and chief investment officer--quantitative investments of Mitchell Hutchins. Mr. Barneby rejoined Mitchell Hutchins in 1994, after being with Vantage Global Management for one year. During the eight years that Mr. Barneby was previously with Mitchell Hutchins, he was senior vice president responsible for quantitative management and asset allocation models. Before joining Mitchell Hutchins, Mr. Barneby served as director of pension investment strategy at the Continental Group in Stamford, Connecticut and held positions in the economics departments at both Citibank, N.A. and Merrill Lynch. Mr. Barneby has held his Balanced Portfolio responsibilities since August 1995.

Mark A. Tincher is responsible for the day-to-day management of the equity portion of Balanced Portfolio. Please refer to Mr. Tincher's prior experience provided under the "Growth and Income Portfolio" above. Mr. Tincher has held his Balanced Portfolio responsibilities since August 1995.

Dennis L. McCauley is primarily responsible for the day-to-day management of High Grade Fixed Income Portfolio and the fixed income portion of Balanced Portfolio. Mr. McCauley is a managing director and chief investment officer-- fixed income of Mitchell Hutchins responsible for overseeing all active fixed income investments, including domestic and global taxable and tax-exempt mutual funds. Prior to joining Mitchell Hutchins in 1994, Mr. McCauley worked for IBM Corporation, where he was director of fixed income investments responsible for developing and managing investment strategy for all fixed income and cash management investments of IBM's pension fund and self-insured medical funds. Mr. McCauley has also served as vice president of IBM Credit Corporation's mutual funds and as a member of the Retirement Fund Investment Committee. Mr. McCauley has held his High Grade Fixed Income Portfolio responsibilities since July 1995 and his Balanced Portfolio responsibilities since August 1995.

Nirmal Singh, Craig Varrelman and James F. Keegan assist Mr. McCauley in managing High Grade Fixed Income Portfolio and Messrs. Singh and Varrelman and Susan Ryan assist Mr. McCauley in managing Balanced Portfolio's fixed income investments. Messrs. Singh and Varrelman are both first vice presidents of Mitchell Hutchins. Prior to joining Mitchell Hutchins in 1993, Mr. Singh was with Merrill Lynch Asset Management, Inc., where he was a member of the portfolio management team.

                                     PW 32

From 1990 to 1993, Mr. Singh was a senior portfolio manager at Nomura Mortgage Fund Management Corporation. Mr. Varrelman has been with Mitchell Hutchins as a portfolio manager since 1988 and manages fixed income portfolios with an emphasis on U.S. government securities. Mr. Keegan is a senior vice president of Mitchell Hutchins and oversees all corporate bond investments. Prior to joining Mitchell Hutchins in March 1996, Mr. Keegan was the director of fixed income strategy and research at the Merrion Group, L.P. From 1987 to 1994, he was vice president of global investment management of Bankers Trust Company. Ms. Ryan is a senior vice president of Mitchell Hutchins and has been with Mitchell Hutchins since 1982.

Messrs. Singh and Varrelman first assumed responsibility for High Grade Fixed Income Portfolio in July 1995 and Mr. Keegan assumed his responsibility for this Portfolio in April 1996. Messrs. Singh and Varrelman and Ms. Messina first assumed their responsibilities for Balanced Portfolio in August 1995.

Ms. Ryan is responsible for the day-to-day management of Money Market Portfolio and the cash portion of all the other Portfolios except Aggressive Growth, Strategic Fixed Income and Global Growth Portfolios. She has held her Money Market Portfolio responsibilities since its inception in May 1987.

Investment personnel of Mitchell Hutchins and the Sub-Advisers may engage in securities transactions for their own accounts pursuant to each firm's code of ethics, which establishes procedures for personal investing and restricts certain transactions.

                              GENERAL INFORMATION

The Fund is registered with the SEC as an open-end management investment company and was organized as a business trust under the laws of the Commonwealth of Massachusetts by Declaration of Trust dated November 21, 1986. The Fund commenced operations as an investment company on May 4, 1987. The trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, par value $.001 per share. Shares of nine series are authorized.

The Fund does not hold annual meetings of shareholders. There normally will be no meetings of shareholders to elect trustees unless fewer than a majority of the trustees holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Fund may remove a trustee by votes cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when so requested in writing by the shareholders of record of not less than 10% of the Fund's outstanding shares. Each share of a Portfolio has equal voting, dividend and liquidation rights. The shares of each Portfolio will be voted separately except when an aggregate vote of all series is required by the 1940 Act.

CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, is custodian of the assets of Money Market, High Grade Fixed Income, Strategic Fixed Income, Balanced, Growth and Income, Growth, Aggressive Growth and Global Growth Portfolios. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is custodian of the assets of Global Income Portfolio. Both custodians employ foreign sub-custodians approved by the board of trustees to provide custody of the foreign assets of Strategic Fixed Income, Global Income and Global Growth Portfolios. PFPC Inc., a subsidiary of PNC Bank, N.A., whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Fund's transfer and dividend disbursing agent.

CONFIRMATIONS AND STATEMENTS. Shareholders receive confirmations of purchases and redemptions of Portfolio shares. Monthly statements sent to each separate account report that account's Portfolio activity.

                                     PW 33